Prospectus Supplement

John Hancock Variable Insurance Trust

500 Index Trust

Mid Cap Index Trust

Small Cap Index Trust

Total Stock Market Index Trust (the “funds”)

Supplement dated August 17, 2021 to the current prospectus, as may be supplemented (the “Prospectus”)

Effective as of August 17, 2021, Boncana Maiga, CFA, CIM, is added as a portfolio manager of the funds. Brett Hryb, CFA, Boncana Maiga, CFA, CIM, and Ashikhusein Shahpurwala, CFA, are jointly and primarily responsible for the day-to-day management of the funds’ portfolios. In addition, effective April 21, 2022, Brett Hryb, CFA, will no longer serve as a portfolio manager of the funds and his information will be removed as of that date.

The following replaces in its entirety the portfolio manager information in the summary section of the Prospectus for the funds under the heading “Portfolio management” effective August 17, 2021:

Brett Hryb, CFA Managing Director and Senior Portfolio Manager Managed fund since 2014	Boncana Maiga, CFA, CIM Managing Director and Portfolio Manager Managed fund since 2021
Ashikhusein Shahpurwala, CFA Managing Director and Senior Portfolio Manager Managed fund since 2013

The information in the “Subadvisors and Portfolio Managers” section of the Prospectus under the heading “Manulife Investment Management (North America) LLC (“Manulife IM (NA)”)” is amended to include Boncana Maiga, CFA, CIM, as a portfolio manager of the funds within the table of portfolio managers specific to the funds, as well as to include the below in the bulleted list of the portfolio managers below the table:

Boncana Maiga, CFA, CIM. Managing Director and Portfolio Manager; joined Manulife IM (NA) in 2010.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Statement of Additional Information Supplement

John Hancock Variable Insurance Trust

500 Index Trust

Mid Cap Index Trust

Small Cap Index Trust

Total Stock Market Index Trust (the “funds”)

Supplement dated August 17, 2021 to the current Statement of Additional Information, as may be supplemented (the “SAI”)

Effective August 17, 2021, the disclosure under “APPENDIX B - PORTFOLIO MANAGER INFORMATION” applicable to Manulife Investment Management (North America) LLC (“Manulife IM (NA)”) as the subadvisor of the funds, as it specifically relates to the funds’ portfolio managers, is amended as follows to add the portfolio manager information for Boncana Maiga, CFA, CIM. In addition, effective April 21, 2022, Brett Hryb, CFA, will no longer serve as a portfolio manager of the funds and his information will be removed as of that date.

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Brett Hryb, CFA, Boncana Maiga, CFA, CIM, and Ashikhusein Shahpurwala, CFA, are jointly and primarily responsible for the day-to-day management of the funds’ portfolios.

The following table reflects information regarding other accounts for which the portfolio manager listed above has day- to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investment in the funds and similarly managed accounts.

The following table reflects information as of July 30, 2021:

	Other Registered		Other Pooled
	Investment Companies		Investment Vehicles		Other Accounts
	Number of	Assets	Number of	Assets	Number of	Assets
Portfolio Manager	Accounts	(in millions)	Accounts	(in millions)	Accounts	(in millions)
Boncana Maiga	0	$0	4	$210	0	$0

There are no accounts that pay fees based on investment performance.

Ownership of fund shares. Mr. Maiga did not beneficially own any shares of the funds or beneficially own shares of similarly managed accounts as of July 30, 2021.

POTENTIAL CONFLICTS OF INTEREST

While funds managed by each of the portfolio managers may have many similarities, Manulife IM (NA) has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading.

The Firm recognizes that a potential conflict exists when a portfolio manager is responsible for more than one account and that such a conflict can be most apparent when one portfolio has a higher fee than another portfolio or where the Firm can be both long and short the same name. We seek to manage these potential conflicts through:

•	Policies and procedures
•	Investment restrictions on portfolio managers who manage hedge funds as well as other accounts
•	Internal review processes
•	Oversight to ensure that no one client is intentionally favored at the expense of another

Additionally, portfolio managers are offered incentives that are reasonably designed to ensure that there is proper alignment of both short- and long-term interests. Their potential bonus payouts are based upon investment performance of all accounts over 1-, 3- and 5-year time periods. The performance of each account is measured relative to an appropriate peer group benchmark.

COMPENSATION

Investment professionals are compensated with a combination of base salary, short-term and long-term incentives as detailed below.

Base Salaries

Base salaries are market-based and salary ranges are periodically reviewed. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical skills.

Short-Term Incentives

Short-term incentives take the form of annual cash awards. Target awards are market-based and actual awards are tied to performance against various objective measures and on overall personal performance ratings. These incentives are tied to performance against various objective and subjective measures, and include:

•	Investment Performance – performance of portfolios managed by the investment team. This is the most heavily weighted factor and it is measured relative to an appropriate benchmark or universe over established time periods.
•	Financial Performance – performance of John Hancock Asset Management and its parent corporation.
•	Non-Investment Performance – derived from the intangible contributions an investment professional brings to John Hancock Asset Management, including: new strategy idea generation, professional growth and development, as well as management, where applicable.

Long-Term Incentives

All investment professionals (including portfolio managers, analysts and traders) are eligible for participation in a deferred incentive plan. One hundred percent of the eligible investments are strategies managed by the team/investment professional as well as other John Hancock Asset Management strategies.

Annual Cash Awards

Manulife Equity Awards

Investment professionals that are considered officers of Manulife Financial receive a portion of their award in Manulife Restricted Share Units (RSUs) or stock options. This plan is based on the value of the underlying common shares of Manulife Financial.

In addition to the above, compensation may also include a revenue component for an investment team, which is considered part of a team’s total compensation. The revenue component is derived from a number of factors including, but not limited to, client assets under management, investment performance, and firm metrics.

Other Compensation

In the US, employees are offered a full range of benefits and programs to meet the needs of today’s multi-faceted and diverse workforce.

You should read this supplement in conjunction with the SAI and retain it for your future reference.